UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2007

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

On October 15, 2007, The Amacore Group, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report the acquisition of LifeGuard Benefit Services, Inc., a Texas corporation (“LifeGuard”), through a stock-for-stock merger between LifeGuard and the Company’s wholly owned subsidiary, LBS Acquisition Corp.  This amendment is being filed to amend and supplement Item 9.01 of the Original Form 8-K to include the consolidated financial statements of LifeGuard and the unaudited pro forma financial information required pursuant to Item 9.01of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited financial statements of LifeGuard Benefit Services, Inc. for the years ended December 31, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial statements for The Amacore Group, Inc. as of December 31, 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.		Description
2.1
Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 5, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

2.2
Addendum to Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 9, 2007 (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

99.1	*	Audited financial statements of LifeGuard Benefit Services, Inc. for the years ended December 31, 2006 and 2005
99.2	*	Unaudited pro forma condensed consolidated financial statements for The Amacore Group, Inc. as of December 31, 2006

	*	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: January 25, 2008	By:	/s/ Clark A. Marcus
Name: Clark A. Marcus
Title: Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.		Description
2.1
Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 5, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

2.2
Addendum to Agreement and Plan of Merger between the Company, LifeGuard Benefit Services, Inc. and LBS Acquisition Corp., dated October 9, 2007 (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2007).

99.1	*	Audited financial statements of LifeGuard Benefit Services, Inc. for the years ended December 31, 2006 and 2005
99.2	*	Unaudited pro forma condensed consolidated financial statements for The Amacore Group, Inc. as of December 31, 2006

	*	Filed electronically herewith